UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of the earliest event reported): FEBRUARY 19, 1997
                                                     (FEBRUARY 17, 1997)


     STANDARD MANAGEMENT CORPORATION
          (Exact name of registrant as specified in its charter)


                              0-20882
                         (Commission file number)

          Indiana                            No. 35-1773567
     (State of incorporation)           (IRS employer identification no.)



     9100 Keystone Crossing
       Indianapolis, Indiana                        46240
(Address of principal executive offices)        (Zip Code)

                              (317) 574-6200
                                (Telephone)





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                STANDARD MANAGEMENT CORPORATION


ITEM 5.   OTHER EVENTS

     On February 17, 1997, Standard Management Corporation ("SMC" or the "Registrant"), and Savers Life Insurance Company ("Savers Life") entered into an amendment to the Agreement and Plan of Merger. This Amendment to Agreement and Plan of Merger is attached hereto as Exhibit 2.5.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

          2.5 Amendment to Agreement and Plan of Merger dated as of February 17, 1997 by and among SMC and Savers Life.






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                STANDARD MANAGEMENT CORPORATION


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STANDARD MANAGEMENT CORPORATION
                                           (Registrant)


Date:   FEBRUARY 19, 1997          By:       /S/ RONALD D. HUNTER
                                   Ronald D. Hunter
                                   Chairman of the Board, President and
                                   Chief Executive Officer